ANNUAL REPORT
--------------------------------------------------------------------------------



                                [Graphic Omitted]

                                   California

                                    Tax-Free

                                  Income Fund

                                AUGUST 31, 1998

                            [Logo] JOHN HANCOCK FUNDS
                                   A GLOBAL INVESTMENT AND MANAGEMENT FIRM

================================================================================


                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                 Ronald R. Dion
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Vice President and Chief Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072
                  -------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================


DEAR FELLOW SHAREHOLDERS:

         An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dra-matic and, at times, violent. Recently, the market has given us a stark example of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywherer converged on U.S. Treasury bonds and pushed their yields to historic lows.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         For the record-breaking number of investors who have entered the market for the first time since 1990, it was their worst taste of stock market reality. We are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

         Analysts are still pondering whether the global turmoil and the prospects for slower U.S. economic and corporate earnings growth are signs that the long bull market has finally run its course. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

         There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and higher-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,

/s/ Edward J. Boudreau, Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        By Dianne Sales, CFA, Frank Lucibella, CFA and Barry Evans, CFA,
                               Portfolio Managers


                            John Hancock California
                              Tax-Free Income Fund

                 Municipals fare well in rallying bond market,
                      but lag Treasuries amid record supply

A healthy bond market buoyed municipal bonds during the past 12 months. Continued slowdown in Asian markets constrained U.S. economic growth, while turmoil in emerging markets drew investors to the safety of U.S. Treasuries. As a result, U.S. interest rates fell and inflation remained under control. Against this positive backdrop, municipal bonds turned in solid returns for the year.

         Municipal performance was somewhat constrained compared to Treasury bonds, however, as low interest rates resulted in an increased supply of municipal bonds. During the first six months of 1998, the issuance of municipal bonds increased more than 50% versus 1997. The reason was that many local governments have been issuing large amounts of new tax-exempt bonds in order to take advantage of lower interest rates. This strong influx of new bond issuance has put pressure on municipal bond prices, causing them to lag Treasuries.

         The silver lining, however, is that municipal bonds now offer their best relative values versus U.S. Treasuries in almost five years. This has not gone unnoticed, particularly among non-traditional buyers who have crossed over into the tax-exempt market to take advantage of these attractive values. This strong demand from non-traditional "crossover" buyers has helped to absorb the recent flood of new issuance into the municipal bond market.


"A healthy bond market buoyed municipal bonds during the past 12 months."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right of page of fund management team members. Caption below reads "Fund management team members (l - r): Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
--------------------------------------------------------------------------------

================================================================================

              John Hancock Funds - California Tax-Free Income Fund


"...we continued to carefully manage the portfolio's duration and structure."


--------------------------------------------------------------------------------
[Pie Chart at the top of left hand column with the heading "Portfolio Diversification". The chart is divided into nine sections (from top to left):
General Obligation 2%, Other 31%, Water & Sewer 11%, Transportation 10%, Housing 5%, Health 20%, Electric Power 5%, Education 11% and Correctional Facilities 5%. A note below the chart reads "As a percentage of net assets on August 31, 1998."]
--------------------------------------------------------------------------------

         Even with the supply pressures, municipal bonds turned in solid performance during the period. For the 12 months ended August 31, 1998, John Hancock California Tax-Free Income Fund's Class A and Class B shares returned 9.32% and 8.50%, respectively, at net asset value. Keep in mind that your net asset value return will be different if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's returns were competitive with the average California municipal bond fund's return of 8.51%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Sacramento Power Authority followed by an up arrow with the phrase "Credit upgrade." The second listing is Zero coupon bonds followed by an up arrow with the phrase "High sensitivity to rate changes." The third listing is Housing bonds followed by a down arrow with the phrase "Increased prepayments." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Narrowing credit spreads drive performance Credit spreads in the municipal market narrowed substantially in the first six months of the period. Credit spreads refer to the difference in yields between bonds with different credit ratings. As the gap between yields on higher- and lower-quality bonds narrowed, the Fund benefited significantly, thanks to its holdings in lower-quality bonds. With in-depth credit analysis, we've been able to identify lower-quality bonds not only with attractive yields, but also with improving credit profiles. One of our best performers was the Sacramento Power Authority, one of two co-generation plants for the Sacramento Municipal Utility District. This project got a boost when its sister project was completed and gained a credit upgrade.

Focus on portfolio duration and call protection Throughout the year, we continued to carefully manage the portfolio's duration and structure. Duration is a measure of how sensitive the Fund's share price is to those changes. The longer the duration, the more sensitive the Fund's share price is to those changes. For most of the year, we've kept the Fund's duration relatively long. That way we could take advantage of falling interest rates and the bond market's strong rally.

         We also maintained our long-term focus on call protection. As we've discussed in previous reports, call protection guards a bond from being redeemed early by its issuer for a certain period of time. Strong call protection is especially important during periods of falling interest rates - when issuers often try to refinance their bonds at lower interest rates. If a bond gets called away, or redeemed early, investors are forced to reinvest their money in bonds with lower yields. By focusing on issues with strong call protection, we've been able to maintain the Fund's competitive yield levels.

================================================================================

              John Hancock Funds - California Tax-Free Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 1998". The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 9.32% total return for John Hancock California Tax-Free Income Fund Class A. The second bar represents the 8.50% total return for John Hancock California Tax-Free Income Fund Class B and the third bar represents the 8.51% total return for the Average California municipal bond fund. A note below the chart reads "Total returns for John Hancock California Tax-Free Income Fund are at net asset value with all distributions reinvested. The average California municipal bond fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

Looking ahead
We are optimistic about the prospects for California's municipal bond market for the remainder of the year. The state's fiscal situation is good, the economy continues to grow steadily, unemployment is low and the housing market remains strong. With one-third of U.S. exports to Asia coming from California, there's been concern that Asia's financial woes might negatively impact certain sectors of the state's economy. However, because of its diversity, the California economy has weathered the crisis and there's been minimal impact on the state's economic growth.

         Of course, we are heading into an election year in California and we will be keeping a close eye on any pressure that the political process may put on the state's budget outlook.

         The Federal Reserve has been vigilant about keeping inflation under control and there's no reason to believe that will change in the near future. The biggest question is the direction of the U.S. economy. We expect that Asia's financial woes will continue to slow the U.S. economy in the second half of the year. In this environment, we could see interest rates continue to fall. As a result, we will be biased toward maintaining our longer duration. In addition, we expect credit spreads to continue to remain narrow and yield opportunities to be limited. Given our economic outlook and the narrow spreads in the market, we will be highly selective in adding yield to the portfolio, instead focusing on higher-quality credits.

         The macro-environment for municipal bonds also remains favorable. Current municipal bond prices represent historic values relative to U.S. Treasuries. In addition, we believe that supply pressures are likely to moderate in the second half of the year. Once the pace of new issues slows, municipal bonds should have a chance to improve their performance relative to U.S. Treasuries.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"We expect that Asia's financial woes will continue to slow the U.S. economy..."

================================================================================

              John Hancock Funds - California Tax-Free Income Fund
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock California Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                                                      SINCE
                                                  One      Five     INCEPTION
                                                  Year     Years    (12/29/89)
                                                 -------  -------    --------
Cumulative Total Returns                          4.47%    30.92%     84.44%
Average Annual Total Returns (1)                  4.47%     5.54%      7.47%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                                                      SINCE
                                                   One      Five    INCEPTION
                                                   Year     Years   (12/31/91)
                                                  -------  -------   --------
Cumulative Total Returns                           3.57%    30.04%    54.41%
Average Annual Total Returns (1)                   3.57%     5.39%     6.91%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of August 31, 1998
                                                                    SEC 30-DAY
                                                                       YIELD
                                                                      -------
John Hancock California Tax-Free Income Fund: Class A                  3.89%
John Hancock California Tax-Free Income Fund: Class B                  3.33%


Notes to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee and offset the custodian fees with balance credits during the period. Without the limitation of expenses, the average annual total returns for the one-year, five-year and since inception periods for Class A shares would have been 4.41%, 5.43% and 7.22%, respectively. The average annual total returns for the one-year, five-year and since inception periods for Class B shares would have been 3.50%, 5.28% and 6.78%, respectively.

================================================================================

              John Hancock Funds - California Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock California Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading California Tax-Free Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the California Tax-Free Income Fund on December 29, 1989, before sales charge, and is equal to $19,700 as of August 31, 1998. The second line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $19,518 as of August 31, 1998. The third line represents the California Tax-Free Income Fund after sales charge and is equal to $18,815 as of August 31, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line  chart  with  the  heading  California   Tax-Free  Income  Fund: Class B*,
representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $16,223 as of August 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the California Tax-Free Income Fund on December 31, 1991, before contingent deferred sales charge, and is equal to $15,731 as of August 31, 1998.
--------------------------------------------------------------------------------
*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - California Tax-Free Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value -- Note C:
     Tax-exempt long-term bonds (cost -- $352,703,190).            $393,938,898
Cash...................................................               4,082,482
Receivable for investments sold........................               1,968,615
Receivable for shares sold.............................                 272,597
Interest receivable....................................               5,504,465
Receivable for futures variation margin -- Note A......                  55,781
Other assets...........................................                  85,080
                                                                   -------------
                         Total Assets..................             405,907,918
                         -------------------------------------------------------

Liabilities:
  Payable for investments purchased....................               6,304,231
  Payable for shares repurchased.......................                 117,489
  Dividend payable.....................................                 118,040
  Payable to John Hancock Advisers, Inc.
   and affiliates -- Note B............................                 254,478
  Accounts payable and accrued expenses................                  57,985
                                                                     ----------
                         Total Liabilities.............               6,852,223
                         -------------------------------------------------------

Net Assets:
 Capital paid-in.......................................             367,677,904
 Accumulated net realized loss on investments and
   financial futures contracts.........................              (9,908,066)
 Net unrealized appreciation of investments and
 financial futures contracts...........................              41,312,997
 Distributions in excess of net investment income......                 (27,140)
                                                                   -------------
                         Net Assets....................            $399,055,695
                         -------------------------------------------------------

Net Asset Value Per Share:
 (Based on net asset  values and shares of  beneficial
   interest  outstanding  -- unlimited   number  of  shares
   authorized  with  no  par  value)
 Class  A -- $300,483,260/26,843,669...................                  $11.19
================================================================================
 Class  B -- $98,572,435/8,805,967.....................                  $11.19
================================================================================
Maximum Offering Price Per Share*
 Class A -- ($11.19 x 104.71%).........................                  $11.72
================================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest.............................................             $22,561,005
                                                                   -------------
Expenses:
   Investment management fee -- Note B.................               2,139,998
   Distribution and service fee -- Note B
      Class A..........................................                 443,709
      Class B..........................................                 839,560
   Transfer agent fee -- Note B........................                 217,439
   Custodian fee.......................................                  96,982
   Financial services fee -- Note B....................                  66,577
   Auditing fee........................................                  37,500
   Trustees' fees......................................                  32,737
   Registration and filing fees........................                  13,471
   Printing............................................                  10,504
   Miscellaneous.......................................                   8,470
   Legal fees..........................................                   2,050
   Less management fee reduction -- Note B.............                (219,457)
                                                                   -------------
                     Total Expenses....................               3,689,540
--------------------------------------------------------------------------------
                     Less Expense Reductions --
                     Note B............................                 (66,589)
--------------------------------------------------------------------------------
                     Net Expenses......................               3,622,951
--------------------------------------------------------------------------------
                     Net Investment Income.............              18,938,054
--------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments and
Financial Futures Contracts:
  Net realized gain on investments sold................               1,280,106
  Net realized gain on financial futures contracts.....                 758,157
 Change in net unrealized  appreciation/depreciation
 of investments........................................              12,916,609
 Change in net unrealized  appreciation/depreciation
 of financial futures contracts........................                  71,211
                                                                   -------------
                         Net Realized and Unrealized
                         Gain on Investments and
                         Financial Futures Contracts...              15,026,083
--------------------------------------------------------------------------------
                         Net Increase in Net Assets
                         Resulting from Operations.....             $33,964,137
                         =======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - California Tax-Free Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                          YEAR ENDED AUGUST 31,
                                                                                     -----------------------------
                                                                                         1997             1998
                                                                                      ----------       -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income........................................................     $19,887,736       $18,938,054
   Net realized gain (loss) on investments sold and financial futures contracts.      (3,659,073)        2,038,263
   Change in net unrealized appreciation/depreciation of investments and
   financial futures contracts..................................................      18,509,516        12,987,820
                                                                                     --------------   -------------
     Net Increase in Net Assets Resulting from Operations.......................      34,738,179        33,964,137
                                                                                     --------------   -------------

Distributions to Shareholders:
     Distributions from net investment income
        Class A -- ($0.5718 and $0.5575 per share, respectively)................     (15,922,912)      (14,988,439)
        Class B -- ($0.4909 and $0.4749 per share, respectively.................      (3,998,280)       (4,023,289)
                                                                                     --------------   -------------
        Total Distributions to Shareholders.....................................     (19,921,192)      (19,011,728)
                                                                                     --------------   -------------
From Fund Share Transactions -- Net: *..........................................      (8,482,019)        3,443,098
                                                                                     --------------   -------------
Net Assets:
  Beginning of period...........................................................     374,325,220       380,660,188
                                                                                     --------------   -------------
  End of period (including undistributed net investment income of
    $35,003 and distributions in excess of net investment income
    of $27,140, respectively)...................................................    $380,660,188      $399,055,695
                                                                                     ==============   =============


* Analysis of Fund Share Transactions:
                                                                                YEAR ENDED AUGUST 31,
                                                            --------------------------------------------------------
                                                                       1997                         1998
                                                            ---------------------------    -------------------------
                                                               SHARES         AMOUNT         SHARES        AMOUNT
                                                            ----------      ----------     ----------    -----------
CLASS A
  Shares sold...........................................    15,577,087     $163,663,688    2,280,061   $25,129,803
  Shares issued to shareholders in reinvestment
  of distributions......................................       667,751        7,067,034      612,940     6,744,970
                                                            ----------     ------------   -----------  -----------
                                                            16,244,838      170,730,722    2,893,001    31,874,773
  Less shares repurchased...............................   (17,309,091)    (182,073,253)  (3,083,700)  (33,902,668)
                                                            ----------      -----------    ---------    ----------
  Net decrease..........................................    (1,064,253)    ($11,342,531)    (190,699)  ($2,027,895)
                                                            ==========      ===========    =========    ==========
CLASS B
  Shares sold...........................................     1,334,549      $14,107,925    1,962,836   $21,603,294
  Shares issued to shareholders in reinvestment of
  distributions.........................................       179,889        1,903,812      167,576     1,844,388
                                                            ----------      -----------    ---------    ----------
                                                             1,514,438       16,011,737    2,130,412    23,447,682
  Less shares repurchased...............................    (1,243,410)     (13,151,225)  (1,633,760)  (17,976,689)
                                                            ----------      -----------    ---------    ----------
  Net increase..........................................       271,028       $2,860,512      496,652    $5,470,993
                                                            ==========      ===========    =========    ==========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

              John Hancock Funds - California Tax-Free Income Fund


Financial Highlights
Selected data for each share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------



                                                       YEAR ENDED DECEMBER 31,        PERIOD FROM           YEAR ENDED AUGUST 31,
                                                  ------------------------------    JANUARY 1, 1996 TO      -------------------
                                                      1993     1994(1)    1995        AUGUST 31, 1996(9)          1997     1998
                                                     -------- --------   --------   ----------------------   -----------  ---------
CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period............    $10.41    $10.85     $9.28           $10.69                 $10.36   $10.77
                                                     ------    ------     -----           ------                 ------   -------
 Net Investment Income...........................      0.62      0.58      0.57(2)          0.39(2)                0.57(2)  0.56(2)
 Net Realized and Unrealized Gain (Loss) on
  Investments and Financial Futures Contracts....      0.76     (1.57)     1.41            (0.33)                  0.41     0.42
                                                     ------    ------     -----           ------                 ------   ------
  Total from Investment Operations...............      1.38     (0.99)     1.98             0.06                   0.98     0.98
                                                     ------    ------     -----           ------                 ------   ------
Less Distributions:
Dividends from Net Investment Income                  (0.62)    (0.58)    (0.57)           (0.39)                 (0.57)   (0.56)
Distributions from Net Realized Gains on
 Investments Sold and Financial Futures Contracts     (0.32)      -         -                 -                     -         -
                                                     ------    ------     -----           ------                 ------   ------
 Total Distributions.............................     (0.94)    (0.58)    (0.57)           (0.39)                 (0.57)   (0.56)
                                                     ------    ------     -----           ------                 ------    ------
Net Asset Value, End of Period...................    $10.85     $9.28    $10.69           $10.36                 $10.77   $11.19
                                                     ======    ======     =====           ======                 ======   ======
Total Investment Return at Net Asset Value (3)...    13.60%    (9.31%)   21.88%            0.61%(7)               9.71%    9.32%
Total Adjusted Investment Return at Net
Asset Value (3,4)................................    13.42%    (9.45%)   21.73%            0.55%(7)               9.64%    9.26%

Ratios and Supplemental Data
 Net  Assets,   End  of  Period
 (000s  omitted).................................  $279,692  $241,583  $309,305         $291,072               $291,167  300,483
 Ratio of Expenses to Average Net Assets.........     0.69%     0.75%     0.75%            0.76%(8,10)            0.75%    0.77%(10)
 Ratio of Adjusted  Expenses to Average
 Net Assets (5)..................................     0.87%     0.89%     0.90%            0.84%(8)               0.82%    0.83%
 Ratio of Net Investment Income
 to Average Net Assets...........................     5.69%     5.85%     5.76%            5.57%(8)               5.42%    5.05%
 Ratio of Adjusted Net Investment Income
 to Average Net Assets (5).......................     5.51%     5.71%     5.61%            5.48%(8)               5.35%    4.99%
 Portfolio Turnover Rate.........................       51%       62%       37%(6)           30%                    15%      10%
 Fee Reduction per Share.........................     $0.02     $0.01     $0.01(2)         $0.01(2)               $0.01(2) $0.01(2)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================FINANCIAL STATEMENTS============================

              John Hancock Funds - California Tax-Free Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                 YEAR ENDED DECEMBER 31,          PERIOD FROM              YEAR ENDED AUGUST 31,
                                             ------------------------------     JANUARY 1, 1996 TO       -------------------------
                                             1993        1994(1)       1995     AUGUST 31, 1996(9)         1997           1998
                                           --------     --------      ------    ------------------       --------       --------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period....   $10.41       $10.85       $9.28          $10.68               $10.36         $10.77
                                           --------     --------      ------        --------             --------       --------
 Net Investment Income...................     0.54         0.51        0.50(2)         0.33(2)              0.49(2)        0.47(2)
 Net Realized and Unrealized-
 Gain (Loss) on Investments-
 and Financial Futures Contracts.........     0.76        (1.57)       1.40           (0.31)                0.41           0.42
                                           --------     --------      ------        --------             --------       --------
  Total from Investment Operations.......     1.30        (1.06)       1.90            0.02                 0.90           0.89
                                           --------     --------      ------        --------             --------       --------
Less Distributions:
Dividends from Net Investment Income.....    (0.54)       (0.51)      (0.50)          (0.34)               (0.49)         (0.47)
Distributions from Net Realized Gains on
  Investments Sold and-
  Financial Futures Contracts............    (0.32)         -            -               -                     -             -
                                           --------     --------      ------        --------             --------       --------
  Total Distributions....................    (0.86)       (0.51)      (0.50)          (0.34)               (0.49)         (0.47)
                                           --------     --------      ------        --------             --------       --------
Net Asset Value, End of Period...........   $10.85        $9.28      $10.68          $10.36               $10.77         $11.19
                                           ========     ========      ======        ========             ========       ========
Total Investment Return at
Net Asset Value (3)......................   12.76%       (9.99%)     20.87%           0.20%(7)             8.88%          8.50%
Total Adjusted Investment Return at
Net Asset Value(3,4).....................   12.58%      (10.13%)     20.72%           0.14%(7)             8.81%          8.44%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted)  $65,437      $77,365     $84,673         $83,253              $89,493        $98,572
 Ratio of Expenses to Average Net Assets.    1.44%        1.50%       1.50%           1.52%(8,10)          1.50%          1.52%(10)
 Ratio of Adjusted Expenses to-
 Average Net Assets (5)..................    1.62%        1.64%       1.65%           1.59%(8)             1.57%          1.58%
 Ratio of Net Investment Income to
 Average Net Assets......................    4.82%        5.10%       4.97%           4.81%(8)             4.66%          4.29%
 Ratio of Adjusted Net Investment-
 Income to Average Net Assets (5)........    4.64%        4.96%       4.82%           4.72%(8)             4.59%          4.23%
 Portfolio Turnover Rate.................      51%          62%         37%(6)          30%                  15%            10%
 Fee Reduction per Share.................    $0.02        $0.01       $0.01(2)        $0.01(2)             $0.01(2)       $0.01(2)

(1) On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
(2) Based on the average of the shares  outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Portfolio turnover rate excludes merger activity.
(7  Not annualized.
(8  Annualized.
(9) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.
(10)For the period ended August 31, 1996 and the year ended August 31, 1998, the ratio of expenses to average net assets for the Fund excludes the effect of expense reductions. If expense reductions were included, the ratio of expenses to average net assets would have been 0.75% for Class A and 1.50% for Class B for both periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

Schedule of Investments
August 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by California Tax-Free Income Fund on August 31, 1998. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                                    PAR VALUE               YIELD
                                                                 INTEREST   MATURITY     CREDIT      (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                         RATE       DATE       RATING*    OMITTED)     VALUE     MARKET +
--------------------------                                         ----       ----       -------    --------     -----     --------
TAX-EXEMPT LONG-TERM BONDS
California (92.98%)
  ABAG Finance Authority for Nonprofit Corps.,
    Cert of Part Nat'l Ctr for Int'l Schools Proj.............    7.375%    05-01-18       BB+        $4,300   $4,563,504    6.95%
    Cert of Part Peninsula Family YMCA Ser A..................    6.800     10-01-11       A1          1,000    1,065,010    6.38
  Alameda, County of,
    Cert of Part Cap Projs....................................    6.750     06-01-16       A             500      560,870    6.02
Anaheim Public Financing Auth,
    Sub Lease Rev 1997 Cap Apprec Ser C Anaheim
    Pub Imp Proj..............................................     Zero     09-01-18       AAA         3,000    1,110,780    5.03
Anaheim, City of,
    Cert of Part Ref Reg RITES Convention Ctr.................    8.206#    07-16-23       AAA         2,000    2,350,000    6.98
Arcadia, County of,
    Hosp Rev Methodist Hosp of Southern California............    6.625     11-15-22       A           1,205    1,322,005    6.04
Avalon Community Improvement Agency,
    Tax Alloc Community Imp Proj Ser B........................    6.400     08-01-22       A-          1,865    2,073,488    5.76
Bakersfield Memorial Hospital,
    Hosp Rev Ser A............................................    6.500     01-01-22       A-          2,000    2,125,460    6.12
Beaumont Unified School District,
    Cert of Part Cap Imp Proj.................................    7.700     01-01-21       BBB+        1,000    1,105,010    6.97
Beverly Hills Public Financing Auth,
    Lease Rev INFLOS..........................................    7.320#    06-01-15       AAA         2,500    2,762,500    6.62
Brentwood Redevelopment Agency,
    Tax Alloc Brentwood Redevel Proj Ser A....................    7.700     11-01-08       BBB           135      142,120    7.31
Burbank Redevelopment Agency,
    Tax Alloc Golden State Redevel Proj Ser A.................    6.000     12-01-23       A-          2,750    2,903,285    5.68
California Educational Facilities Auth,
    Ref Rev Stanford Univ Ser O**.............................    5.125     01-01-31       AAA         2,000    2,009,860    5.10
    Rev 1993 Ser B Pooled College & Univ Proj.................    6.125     06-01-09       Baa2        1,000    1,072,000    5.71
California Health Facilities Financing Auth,
    Hosp Rev 1991 Ser A San Diego Hosp Assoc..................    6.950     10-01-21       AA            250      278,002    6.25
    Ins Hosp Rev Ser 1990 Children's Hosp San Diego...........    6.500     07-01-20       AAA           500      535,485    6.07
    Ins Rev Ref Ser A Catholic Healthcare West
    Obligated Group...........................................    5.750     07-01-15       AAA         2,000    2,148,740    5.35
    Ins Rev Ser A San Diego Christian Foundation..............    6.250     07-01-12       A+          1,135    1,221,612    5.81
    Ins Rev Ser B Hlth Facil Small Facil......................    7.500     04-01-22       A+          2,000    2,370,860    6.33
    Rev 1990 Ser A Kaiser Permanente..........................    7.000     12-01-10       A3            600      647,976    6.48
    Rev Ser 1994A Scripps Research Institute..................    6.300     07-01-09       A1            500      552,315    5.70
    Sec Rev 1991 Ser Hosp of the Good Samaritan...............    7.000     09-01-21       BBB+        2,250    2,418,930    6.51

                       SEE NOTES TO FINANCIAL STATEMENTS.

=================================FINANCIAL STATEMENTS===========================

              John Hancock Funds - California Tax-Free Income Fund


                                                                                                    PAR VALUE               YIELD
                                                                 INTEREST   MATURITY     CREDIT      (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                         RATE       DATE       RATING*    OMITTED)     VALUE     MARKET +
--------------------------                                         ----       ----       -------    --------     -----     --------
California Housing Finance Agency,
  Home Mtg Rev 1989 Ser A...............................          7.625%    08-01-09       AA-        $10       $10,292     7.41%
  Home Mtg Rev 1989 Ser B...............................          8.000     08-01-29       AA-         65        67,570     7.70
  Home Mtg Rev 1989 Ser D...............................          7.500     08-01-29       AA-        105       108,575     7.25
  Home Mtg Rev 1990 Ser D...............................           Zero     08-01-20       AA-      7,070     1,312,121     7.83
  Home Mtg Rev 1991 Ser A...............................          7.375     08-01-17       AA-        380       400,790     6.99
  Home Mtg Rev 1994 Ser C...............................          6.650     08-01-14       AA-      1,000     1,070,290     6.21
  Home Mtg Rev 1994 Ser G...............................          7.250     08-01-17       AA-      3,500     3,795,295     6.69
  Hsg Rev 1991 Ser E....................................          7.000     08-01-26       AAA        525       555,555     6.62
California Pollution Control Financing Auth,
  Poll Control Rev 1991 Ser Southern Calif Edison Co....          6.900     12-01-17       A1         500       546,745     6.31
  Poll Control Rev 1992 Ser A Pacific Gas & Elec Co.....          6.625     06-01-09       AA-        500       545,850     6.07
  Poll Control Rev 1997 Ser A Laidlaw Environmental Proj          6.700     07-01-07       BBB-     2,000     2,118,160     6.33
  Solid Waste Disposal Rev Keller Canyon Landfill Co Proj         6.875     11-01-27       A        2,000     2,190,880     6.28
California Rural Home Mortgage Finance Auth,
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog.....          7.550     11-01-26       AAA        800       938,096     6.44
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog
    Step Coupon.........................................          7.750#    05-01-27       AAA        805       943,927     6.61
California State Public Works Board,
  Lease Rev 1992 Ser A Calif State Univ Various Univ Projs        6.700     10-01-17       AAA      1,500     1,694,250     5.93
  Lease Rev 1993 Ser A Various Community College Projs..          5.625     12-01-18       A        3,700     3,857,139     5.40
  Lease Rev Ref 1993 Ser A Calif State Univ
    Various Univ Projs..................................          5.500     06-01-21       A+       1,250     1,290,387     5.33
  Lease Rev 1994 Ser A Dept of Corrections
Calif State Prison Monterey County (Soledad II).........          6.875     11-01-14       A          500       589,590     5.83
  Lease Rev 1996 Ser A Dept of Corrections..............          5.500     01-01-15       AAA      5,145     5,460,749     5.18
  Lease Rev Ref 1993 Ser A Depart of Corrections
    Various State Prisons...............................          5.000     12-01-19       AAA      5,000     5,105,100     4.90
  Lease Rev Ser A Dept of Corrections...................          5.250     01-01-21       AAA      4,500     4,576,320     5.16
California Statewide Communities Development Auth,
 Ins Cert of Part United Western Medical Centers........          6.750     12-01-21       AA       7,500     8,329,500     6.08
 Ins Rev Cert of Part Hlth Facil Aids Proj Los Angeles..          6.200     08-01-12       A+       1,250     1,335,750     5.80
 Ins Rev Cert of Part Hlth Facil Aids Proj Los Angeles..          6.250     08-01-22       A+       2,590     2,771,300     5.84
 Ins Rev Cert of Part Hlth Facil Eskaton Properties.....          6.700     05-01-11       A+       1,250     1,355,612     6.18
 Ins Rev Cert of Part Statewide Univ Northridge Proj....          6.000     04-01-26       AAA      1,620     1,766,529     5.50
 Ins Rev Ref Cert of Part Triad Healthcare Hosp.........          6.500     08-01-22       A+      13,000    14,500,070     5.83
Campbell, City of,
 1991 Cert of Part Preref Civic Ctr Proj................          6.750     10-01-17       A          155       171,804     6.09
 1991 Cert of Part Unref Bal Civic Ctr Proj.............          6.750     10-01-17       A        1,565     1,733,206     6.09
Capistrano Unified School District,
 Spec Tax of Community Facil Dist 87-1..................          7.500     09-01-07       Aaa      3,500     3,709,615     7.08
 Spec Tax of Community Facil Dist 87-1..................          8.375     10-01-20       Aaa      3,000     3,344,160     7.51
 Spec Tax of Community Facil Dist 92-1..................          7.000     09-01-18       BBB-     1,500     1,733,160     6.06
 Spec Tax of Community Facil Dist 92-1..................          7.100     09-01-21       BBB-     2,250     2,760,075     5.79
Carson Redevelopment Agency,
 Tax Alloc Ser 1992 Area No 1 Redevel Proj..............          6.375     10-01-12       BBB+       500       534,985     5.96

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - California Tax-Free Income Fund



                                                                                                    PAR VALUE               YIELD
                                                                 INTEREST   MATURITY     CREDIT      (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                         RATE       DATE       RATING*    OMITTED)     VALUE     MARKET +
--------------------------                                         ----       ----       -------    --------     -----     --------
California (continued)
  Castaic Lake Water Agency,
   Cert of Part Ser 1990 Wtr Sys Imp Proj...............           7.350%   08-01-20       Aaa        $200     $217,776     6.75%
Center Unified School District,
   GO Cap Apprec Ser C..................................            Zero    09-01-16       AAA       2,145      883,354     4.99
Central Coast Water Auth,
   Rev State Wtr Proj Regional Facil Ser 1992...........           6.600    10-01-22       AAA       3,700    4,165,238     5.86
Central Valley Financing Auth,
   Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993...           6.100    07-01-13       AA        3,300    3,677,751     5.47
   Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993...           6.200    07-01-20       AA        1,000    1,118,840     5.54
Clearlake Redevelopment Agency,
   Tax Alloc Highlands Park Community Devel Proj........           6.400    10-01-23       BBB         500      533,715     6.00
Costa Mesa Public Financing Auth,
   1991 Local Agency Rev Ser A..........................           7.100    08-01-21       BBB         220      230,384     6.78
Cucamonga School District,
   Cert of Part.........................................           7.600    12-01-15       Baa       1,000    1,070,460     7.10
Davis Redevelopment Agency,
   Tax Alloc Ref Davis Redevel Proj.....................           7.000    09-01-24       AAA       5,115    5,862,966     6.11
Del Mar Race Track Auth,
   Rev Ref Ser 1996.....................................           6.000    08-15-06       BBB       2,240    2,394,582     5.61
   Rev Ref Ser 1996.....................................           6.200    08-15-11       BBB       1,865    2,030,407     5.69
Delano, City of,
   Cert of Part.........................................           7.000    04-01-10       BBB+      2,000    2,097,980     6.67
Desert Hospital District,
   Hosp Rev Cert of Part Ser 1990 Desert Hosp Corp Proj.           8.000    07-01-10       AAA         300      329,208     7.29
Duarte, City of,
   Cert of Part City of Hope National Medical Center Proj          6.250    04-01-23       Baa1     14,000   14,845,600     5.89
East Bay Municipal Utility District,
   Wastewater Treatment Sys Rev Ref.....................           6.820#   06-01-20       AAA       6,000    6,450,000     6.34
Encinitas Public Finance Auth,
   Cert of Part Ser A Civic Ctr Proj....................           6.750    12-01-11       A-        1,300    1,443,780     6.08
Fairfield Public Financing Auth,
   1995 Rev Ser A Pennsylvania Ave Storm Drainage Proj..           6.500    08-01-21       A-        1,085    1,184,538     5.95
Fontana Public Financing Auth,
   Tax Alloc Rev 1990 Ser A North Fontana Redevel Proj..           7.250    09-01-20       BBB         325      344,835     6.83
   Tax Alloc Rev Sub Lien 1991 Ser A
     North Fontana Redevel Proj.........................           7.750    12-01-20       AA          195      222,226     6.80
Foothill/Eastern Transportation Corridor Agency,
   Toll Rd Rev Fixed Rate Current Int Ser 1995A.........           6.500    01-01-32       BBB-      1,665    1,836,761     5.89
   Toll Rd Rev Fixed Rate Current Int Ser 1995A.........           6.000    01-01-34       BBB-     14,775   15,781,030     5.62
Fremont Public Finance Auth,
   Rev Ser A............................................           5.500    09-02-10       BB+       2,905    2,899,945     5.51
Fresno Joint Powers Financing Auth,
   Rev Ser A............................................           6.550    09-02-12       BBB       2,000    2,192,080     5.98
Fresno, City of,
   Hlth Facil Rev Ser 1991 Saint Agnes Medical Center...           6.625    06-01-21       AA          250      279,350     5.93
Industry Urban-Development Agency,
   Tax Alloc Ref Trans Dist Proj 3......................           6.900    11-01-16       A-        1,020    1,119,460     6.29

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - California Tax-Free Income Fund



                                                                                                    PAR VALUE               YIELD
                                                                 INTEREST   MATURITY     CREDIT      (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                         RATE       DATE       RATING*    OMITTED)     VALUE     MARKET +
--------------------------                                         ----       ----       -------    --------     -----     --------
California (continued)
 Inglewood, City of,
   Cert of Part Civic Ctr Imp Proj......................           7.000%   08-01-19       BBB-      $1,000   $1,077,430    6.50%
Irvine, City of,
   Imp Board Act of 1915 Assessment Dist 95-12 Ser B....           6.550    09-02-21       BB+        1,000    1,066,170    6.14
   Mobile Home Park Rev Ser A Meadows Mobile Home Park..           5.700    03-01-28       BBB-       1,930    1,936,466    5.68
Irwindale Community Redevelopment Agency,
   Sub Lien Tax Alloc Industrial Devel Proj.............           7.050    06-01-26       BBB        2,750    3,081,100    6.29
Lincoln Redevelopment Agency,
   Tax Alloc Lincoln Redevel Proj.......................           7.650    08-01-17       BBB+         745      838,349    6.80
Long Beach, City of,
   Harbor Rev Ref Ser A.................................           6.000    05-15-18       AAA        2,660    3,019,605    5.29
Los Alamitos Unified School District,
   Spec Tax of Community Facil Dist 90-1................           7.150    08-15-21       Baa1       6,005    6,684,766    6.42
Los Angeles Community Facilities District,
   Spec Tax No 3 Cascades Business Park Proj............           6.400    09-01-22       BB+        1,000    1,038,400    6.16
Los Angeles Community Redevelopment Financing Auth,
   Rev Multi Family Ser A Grand Central Square..........           5.850    12-01-26       BB         2,000    2,006,420    5.83
Los Angeles Department of Airports,
   Airport Rev AMT Ser A Ontario International Airport Proj        6.000    05-15-26       AAA        2,000    2,165,440    5.54
Los Angeles Department of Water and Power,
   Elec Plant Rev Ref 2nd Iss of 1993...................           5.400    11-15-12       A+         1,000    1,048,150    5.15
Los Angeles Public Works Financing Auth,
   Rev Regional Park & Open Space Dist A................           6.000    10-01-15       AA         3,750    4,231,988    5.32
Los Angeles, County of,
   Cert of Part Disney Pkg Proj.........................           6.500    03-01-23       BBB        2,000    2,150,760    6.04
   Cert of Part Reg Linked SAVRS & RIBS Ref Proj........           6.616#   06-01-15       BBB        1,200    1,311,084    6.06
   Rev Ser B AMT Harbor Proj............................           6.000    08-01-15       AA         2,000    2,202,100    5.45
Metropolitan Water District,
   Wtr Rev Iss of 1991..................................           6.625    07-01-12       AA           750      823,035    6.04
   Wtr Rev Iss of 1992..................................           5.000    07-01-20       AA         7,500    7,401,375    5.07
Millbrae, City of,
   Residential Facil Rev Ser 1997A Magnolia of Millbrae Proj       7.375    09-01-27       BB         1,000    1,042,900    7.07
Mountain View Capital Improvements Financing Auth,
   1992 Rev City Hall/Community Theatre Complex & Shoreline
    Regional Park Comm Tax Alloc Refin..................           6.500    08-01-16       AAA          600      652,266    5.98
Northern California Transmission Agency,
    Rev 1990 Ser A Calif-Oregon Transm Proj.............           7.000    05-01-13       AAA          100      125,143    5.59
    Rev 1992 Ser A Calif-Oregon Transm Proj.............           6.500    05-01-16       AAA        1,000    1,099,540    5.91
Oakland, Port of,
   Spec Facil Rev 1992 Ser A Mitsui O.S.K. Lines Ltd Proj          6.800    01-01-19       A-           500      544,585    6.24
Oceanside, City of,
   Ref Cert of Part Ser A...............................           6.375    04-01-12       A          3,000    3,261,180    5.86
Orange County Development Agency,
   Tax Alloc Santa Ana Heights Proj.....................           6.125    09-01-23       BBB        5,000    5,301,550    5.78


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - California Tax-Free Income Fund



                                                                                                    PAR VALUE               YIELD
                                                                 INTEREST   MATURITY     CREDIT      (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                         RATE       DATE       RATING*    OMITTED)     VALUE     MARKET +
--------------------------                                         ----       ----       -------    --------     -----     --------
California (continued)
  Orange Cove Irrigation District,
    Cert of Part Rehab Proj.............................          7.250%    02-01-12        AA       $2,000    $2,198,240   6.60%
    Cert of Part Rehab Proj.............................          7.000     02-01-15        AA        2,500     2,734,100   6.40
  Orange, County of,
    Cert of Part Recovery Ref Ser A.....................          5.800     07-01-16        AAA       2,000     2,160,380   5.37
    Cert of Part Civic Ctr Exp Proj.....................          6.700     08-01-18        AAA       1,000     1,102,500   6.08
    Ser A of 1990 Spec Tax of Community Facil Dist 87-3
       Mission Viejo....................................          7.800     08-15-15        AA          350       383,849   7.11
    Ser A of 1992 Spec Tax of Community Facil Dist 88-1
       Aliso Viejo......................................          7.350     08-15-18        AAA       1,000     1,149,480   6.39
  Pasadena, City of,
    Cert of Part Ref Old Pasadena Pkg Facil Proj........          6.250     01-01-18        A+        1,205     1,375,267   5.48
  Pittsburg Redevelopment Agency,
    Spec Tax of Community Facil Dist 90-1 California Ave          7.400     08-15-20        BBB       3,040     3,404,283   6.61
Poway, City of,
    Community Facil Dist No 88-1 Spec Tax Ref Pkwy Business Ctr   6.750     08-15-15        BB        1,000     1,096,350   6.16
Rancho Mirage, City of, Joint Powers Financing Auth,
    Cert of Part Eisenhower Memorial Hosp...............          7.000     03-01-22        A2        4,500     5,049,810   6.24
    Civic Center Rev Ref Ser 1991A Preref...............          7.500     04-01-17        BBB         195       216,481   6.76
    Civic Center Rev Ref Ser 1991A Unref Bal............          7.500     04-01-17        BBB          55        59,860   6.89
Redondo Beach Public Financing Auth,
    Rev South Bay Center Redevel Proj...................          7.000     07-01-16        BBB+        950     1,063,658   6.25
Richmond, County of,
    Imp Bd Act of 1915 Ref Reassessment District No 855.          6.600     09-02-19        BBB-      3,000     3,103,680   6.38
Richmond Joint Powers Financing Auth,
    Rev Ser A...........................................          7.700     10-01-10        BBB-      1,645     1,807,049   7.01
Riverside County Asset Leasing Corp,
    Leasehold Rev 1993 Ser A Riverside County Hosp Proj.          6.500     06-01-12        A         1,000     1,174,010   5.54
Sacramento Power Auth,
    Cogeneration Proj Rev Light & Pwr Imp...............          6.000     07-01-22        BBB-     12,000    12,883,680   5.59
Sacramento Unified School District,
    Spec Tax of Community Facil Dist 1 Ser B............          7.300     09-01-13        Baa         760       875,459   6.34
Saddleback Valley Unified School District,
    Spec Tax of Community Facil Dist 89-3 Ser A.........          7.750     09-01-16        AA        3,200     3,397,696   7.30
San Bernardino, County of,
    Cert of Part Ref Medical Ctr Fin Proj...............          5.500     08-01-17        A-        3,750     3,949,200   5.22
    Cert of Part Ref Medical Ctr Fin Proj...............          5.500     08-01-17        AAA       5,000     5,405,650   5.09
    Cert of Part Ref Medical Ctr Fin Proj Ser A.........          5.500     08-01-15        AAA       5,875     6,222,683   5.19
    Cert of Part Ser B Cap Facil Proj...................          6.875     08-01-24        AAA         350       444,570   5.41
San Diego County Regional Transportation Commission,
    Sales Tax Rev 1991 Ser A............................          7.000     04-01-06        AA-          90       102,966   6.12
San Diego County Water Auth,
    Water Rev Cert of Part Reg RITES....................          7.434#    04-23-08        AAA       1,000     1,220,000   6.09
    Water Rev Cert of Part Reg RITES....................          7.531#    04-22-09        AAA         400       489,000   6.16
San Diego, County of,
    Cert of Part Inmate Reception Ctr & Cooling Plant Fin         6.750     08-01-19        AAA       3,000     3,500,700   5.78

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - California Tax-Free Income Fund



                                                                                                    PAR VALUE               YIELD
                                                                 INTEREST   MATURITY     CREDIT      (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                         RATE       DATE       RATING*    OMITTED)     VALUE     MARKET +
--------------------------                                         ----       ----       -------    --------     -----     --------
California (continued)
  San Francisco Bay Area Rapid Transit District,
    Sales Tax Rev Ref...................................          5.000%    07-01-28       AAA       $3,000   $2,976,810    5.04%
  San Francisco State Building Auth,
    Lease Rev Ref 1993 Ser A Dept of Gen Serv...........          5.000     10-01-13       A          2,145    2,218,595    4.83
  San Francisco, City and County of,
    Resid Facil Ser A Coventry Park Proj................          8.500     12-01-26       BB         2,000    2,252,200    7.55
  San Joaquin Hills Transportation Corridor Agency,
    Toll Rd Rev Jr Lien Cap Apprec......................           Zero     01-01-03       AAA        5,000    4,182,950    4.16
    Toll Rd Rev Ref Conv Cap Apprec Ser A...............           Zero     01-15-21       BBB-       5,000    3,485,700    3.12
    Toll Rd Rev Sr Lien Cap Apprec......................           Zero     01-01-14       AAA        5,000    2,394,450    4.86
    Toll Rd Rev Sr Lien Cap Apprec......................           Zero     01-01-22       AAA        6,500    2,062,710    4.98
San Marcos Public Facilities Auth,
    Rev Ref.............................................          5.800     09-01-27       BB+        1,000    1,004,290    5.78
San Mateo County Joint Powers Financing Auth,
    Lease Rev Ref Cap Proj Prog.........................          5.000     07-01-21       AAA        1,815    1,849,703    4.91
Santa Ana Financing Auth,
    Lease Rev Ser A Police Admin & Holding Facil........          6.250     07-01-19       AAA        1,790    2,117,463    5.28
    Lease Rev Ser A Police Admin & Holding Facil........          6.250     07-01-24       AAA       10,000   12,006,900    5.21
    Rev Ref Ser B South Harbor Blvd**...................          5.125     09-01-19       AAA        2,500    2,485,675    5.15
    Rev Ref Ser D Mainplace Proj**......................          5.600     09-01-19       BBB-       1,000      998,780    5.61
Santa Barbara, County of,
    1990 Cert of Part...................................          7.500     02-01-11       AAA          250      266,028    7.05
    1991 Cert of Part...................................          6.400     02-01-11       A+           250      270,095    5.92
Santa Clarita Community Facilities,
    Spec Tax of Community Facil Dist 92-1 Ser A.........          7.450     11-15-10       BBB        3,600    3,927,204    6.83
Santa Rosa, City of,
    Wastewater Rev 1992 Ser A Subregional Wastewater Proj         6.500     09-01-22       AAA          500      557,890    5.83
Saugus Unified School District,
    Cert of Part........................................          7.500     08-01-09       BBB+         700      739,368    7.10
Southern California Home Financing Auth,
    Single Family Mtg Rev GNMA & FNMA Mtg Backed Ser A..          6.750     09-01-22       AAA          740      780,841    6.40
    Single Family Mtg Rev GNMA & FNMA Mtg Backed Ser B..          7.750     03-01-24       AAA           40       42,081    7.37
Southern California Public Power Auth,
    Rev Ref Southern Transmission Proj..................          Zero      07-01-13       AAA        4,400    2,183,456    4.78
Stanislaus Waste to Energy Financing Agency,
    Solid Waste Rev Ref Ogden Martin Sys Inc Proj.......          7.625     01-01-10       BBB+         895      945,433    7.22
Suisun Redevelopment Agency,
    Tax Alloc Suisun City Redevel Agency................          7.250     10-01-20       AAA          410      438,880    6.77
Torrance Redevelopment Agency,
    Tax Alloc Ref Ser 1992 Downtown Redevel Proj........          7.125     09-01-21       BBB          500      556,935    6.40
University of California, Regents of,
    Cert of Part Ref UCLA Central Chiller/Cogeneration Proj       5.400     11-01-11       Aa3        1,000    1,029,840    5.24
Upland Housing Auth,
    Rev Iss A...........................................          7.500     07-01-03       BBB          190      196,576    7.25
    Rev Iss A...........................................          7.850     07-01-20       BBB        1,280    1,322,432    7.60


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - California Tax-Free Income Fund



                                                                                                    PAR VALUE               YIELD
                                                                 INTEREST   MATURITY     CREDIT      (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                         RATE       DATE       RATING*    OMITTED)     VALUE     MARKET +
--------------------------                                         ----       ----       -------    --------     -----     --------
California (continued)
  Vallejo Sanitation and Flood Control District,
    Cert of Part........................................           5.000%   07-01-19       AAA       $2,500    $2,542,075   4.92%
  Victor Valley Unified High School District,
    Cert of Part........................................           7.875    11-01-12       AA         1,255     1,387,892   7.12
  West Covina Redevelopment Agency,
    Ref Community Facil Dist Spec Tax Fashion Plaza Proj           6.000    09-01-22       A          3,000     3,375,810   5.33
                                                                                                              -----------
                                                                                                              371,054,990
                                                                                                              -----------
Puerto Rico (5.74%)
 Puerto Rico Aqueduct and Sewer Auth,
   Ref Pars & Inflos Ser 1995
     Gtd by the Commonwealth of Puerto Rico.............           8.120#   07-01-11       AAA        7,500     9,712,500   6.27
Puerto Rico Highway and Transportation Auth,
   Highway Rev Ref 1996 Ser Z...........................           6.250    07-01-14       AAA        3,250     3,844,068   5.28
Puerto Rico Ports Auth,
   Spec Facil Rev 1996 Ser A American Airlines Inc Proj.           6.250    06-01-26       BBB-       2,000     2,174,620   5.75
Puerto Rico, Commonwealth of,
   GO Pub Imp Ser 1996..................................           6.500    07-01-15       A          6,000     7,152,720   5.45
                                                                                                              -----------
                                                                                                               22,883,908
                                                                                                              -----------
                                                              TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                            (Cost $352,703,190)     (98.72%)  393,938,898
                                                                                                    --------  -----------
                                                                OTHER ASSETS AND LIABILITIES, NET    (1.28%)    5,116,797
                                                                                                    --------  -----------
                                                                              TOTAL NET ASSETS     (100.00%) $399,055,695
                                                                                                   ========= ============


* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

** These securities having an aggregate value of $5,494,315 or 1.38% of the Fund's net asset value, have been purchased as forward commitments -- that is, the Fund has agreed on trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, a market value of $2,136,180 of Foothill/Eastern Transportation Corridor Agency, 6.00%, 01-01-34, a market value of $2,552,550 of California State Public Works Board, 5.00%, 12-01-19, and a market value of $1,020,076, County of Richmond, 6.60%, 09-02-19, have been segregated to cover the forward commitments.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities and Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

# Represents the rate in effect on August 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - California Tax-Free Income Fund


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The California Tax-Free Income Fund invests primarily in securities issued by the state of California and its various political subdivisions. The performance of the Fund is closely tied to economic conditions within California and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1998 assigned to the various sector categories.



                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                 OF THE FUND'S
SECTOR DISTRIBUTION                                                NET ASSETS
--------------------                                         -------------------
General Obligation.................................................        1.79%
Revenue Bonds -- Authority.........................................        1.85
Revenue Bonds -- Correctional Facility.............................        5.34
Revenue Bonds -- Education.........................................       11.27
Revenue Bonds -- Electric Power....................................        5.00
Revenue Bonds -- Facility..........................................        2.31
Revenue Bonds -- Harbor/Channel....................................        0.76
Revenue Bonds -- Health............................................       19.84
Revenue Bonds -- Housing...........................................        4.71
Revenue Bonds -- Industrial Development............................        0.68
Revenue Bonds -- Lease.............................................        1.50
Revenue Bonds -- Other.............................................       19.30
Revenue Bonds -- Parking Garage/Authority..........................        0.88
Revenue Bonds -- Pollution Control Facilities......................        1.59
Revenue Bonds -- Tax...............................................        1.02
Revenue Bonds -- Transportation....................................        9.54
Revenue Bonds -- Various Purpose...................................        0.33
Revenue Bonds -- Water & Sewer.....................................       11.01
                                                                        --------
                                   Total tax-exempt long-term bonds       98.72%
                                                                       =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================NOTES TO FINANCIAL STATEMENTS===========================

              John Hancock Funds - California Tax-Free Income Fund


NOTE A -
ACCOUNTING POLICIES
John Hancock California Tax-Free Income Fund (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $8,548,263 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
August 31, 2001 - $35,453, August 31, 2002 - $277,226, August 31, 2003 -
$5,169,717, August 31, 2004 - $2,378,578, August 31, 2005 - $7,774 and August
31, 2006 - $679,515.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

========================NOTES TO FINANCIAL STATEMENTS===========================

              John Hancock Funds - California Tax-Free Income Fund

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $1 billion, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended August 31, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Funds gains and/or losses can be affected as a result of futures contracts.

         At August 31, 1998, open positions in financial futures contracts were as follows:



                                                                     UNREALIZED
EXPIRATION          OPEN CONTRACTS           POSITION               APPRECIATION
----------          --------------           --------               ------------
 DEC 98           85 U.S. Treasury Bonds       LONG                    $73,711
                                                                   =============

At August 31, 1998, the Fund has deposited $500,000 par value of City of Davis Redevelopment Agency, 7.00%, 09-01-24, in a segregated account to cover margin requirements on open financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to- market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open. 21

========================NOTES TO FINANCIAL STATEMENTS===========================

              John Hancock Funds - California Tax-Free Income Fund

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

         There were no written options transactions for the year ended August 31, 1998.

NOTE B --
MANAGEMENT  FEE AND  TRANSACTIONS
WITH  AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual rate of 0.55% of the Fund's average daily net asset value.

         The Adviser has voluntarily agreed to limit the Fund's operating expenses to 0.75% and 1.50% of the average net assets attributable to Class A and Class B, respectively. Accordingly, the reduction in the Adviser's fee amounted to $219,457 for the year ended August 31, 1998. This limitation may be discontinued at any time.

         The Fund has an agreement with its custodian bank under which $66,589 of custodian fees have been reduced by balance credits applied during the year ended August 31, 1998. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $561,946. Out of this amount, $75,119 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $440,840 was paid as sales commissions to unrelated broker-dealers and $45,987 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $175,197.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has temporarily agreed to limit the distribution and service fees pursuant to the Class B plan to 0.90% of the average daily net assets. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

========================NOTES TO FINANCIAL STATEMENTS===========================

              John Hancock Funds - California Tax-Free Income Fund

         Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1998 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $3,578.


NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1998, aggregated $41,324,694 and $38,873,119, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1998.

         The cost of investments owned at August 31, 1998 (including the joint repurchase agreement) for federal income tax purposes was $352,703,190. Gross unrealized appreciation and depreciation of investments aggregated $41,236,928 and $1,220, respectively, resulting in net unrealized appreciation of $41,235,708.



NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $18,291, a decrease in distributions in excess of net investment income of $11,531 and a decrease in capital paid-in of $29,822. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                       23

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              John Hancock Funds - California Tax-Free Income Fund

REPORT OF ERNST & YOUNG LLP,  INDEPENDENT  AUDITORS
To the Board of Trustees and Shareholders of John Hancock California Tax-Free Income Fund


We have audited the accompanying statement of assets and liabilities of the John Hancock California Tax-Free Income Fund (the "Fund") including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers, and other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock California Tax-Free Income Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                              /s/Ernst & Young LLP


Boston, Massachusetts
October 9, 1998

TAX  INFORMATION  NOTICE  (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1998.

         None of the 1998 income dividends qualify for the corporate dividends received deduction. Shareholders, who are not subject to the alternative minimum tax, received income dividends which are 99.94% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 6.54%


         None of the income dividends were derived from U.S. Treasury Bills.

         For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

         Shareholders will receive a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

                                       24


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              John Hancock Funds - California Tax-Free Income Fund





















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                                       26

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              John Hancock Funds - California Tax-Free Income Fund

































                                       27

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================================================================================

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         This report is for the information of shareholders of the John Hancock
California Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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